RESTATED and AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     ACCELERATED MANAGEMENT PERFORMANCE PLAN
                                     (1988)

--------------------------------------------------------------------------------

                                    ARTICLE 1

                                TITLE AND PURPOSE

        1.01 Public Service Company of New Mexico ("PNM" or the "Company") established the Public Service Company of New Mexico Accelerated Management Performance Plan (the "Plan") on January 14, 1981. On October 23, 1984, the Plan was amended and restated, and subsequently the October 23, 1984, amended and restated Plan was amended by three amendments. The Company now wishes to further amend that Plan and with such amendment, to fully restate the Plan as amended.

        1.02 The purpose of the Plan is to encourage personal growth, to improve productivity and to foster the acceptance of increased responsibility by providing the participating members of each Company's Executive Pay Group with supplemental retirement benefits.

        1.03 Participation in the Plan by an Employee pursuant to a Joinder Agreement does not and shall not be deemed to constitute a contract of employment between the Employer Company and the Participating Employee, nor shall any provision hereunder, except as may be expressly stated, restrict the right of the Employer Company to discharge the Participating Employee or restrict the right of the Participating Employee to terminate employment.

        1.04 Following the adoption of the Plan certain companies affiliated with PNM have adopted the Plan.

                                    ARTICLE 2

                                   DEFINITIONS

        The following terms as used herein shall have the meanings specified below unless the context otherwise requires. The masculine pronouns, where used, shall include the feminine, and the singular shall, where appropriate, include the plural.

        2.01 "Actuarial Equivalent" shall mean a benefit of equivalent value as determined by an independent actuary selected by the Company using assumptions of interest and mortality which reflect his best estimate of future experience for the Plans. Such Actuarial Equivalents may be different from those utilized in the Employees' Retirement Plan. The Company's good faith determination of actuarial equivalents shall be conclusive for all purposes hereunder.

         2.02 "Authorized Leave of Absence" means a leave of absence approved by the Plan Administrator.

         2.03 "Average Earnings" means Average Earnings as defined in the Employees' Retirement Plan.

         2.04 "Board of Directors" means the Board of Directors of an Employer Company.

         2.05 "Company" means Public Service Company of New Mexico or any successor thereto, and any company affiliated with Public Service Company of New Mexico which adopts the Plan.

         2.06  "Deferred   Early   Retirement   Benefit"  means  Deferred  Early
Retirement Benefit as defined in the Employees' Retirement Plan.

         2.07 "Early Retirement Benefit" means Early Retirement Benefit as defined in the Employees' Retirement Plan.

         2.08 "Early Retirement Date" means the date upon which an Employee retires from the service of a Company pursuant to the provisions of Section 6.03 of the Employees' Retirement Plan.

         2.09 "Effective Date" of the Plan as amended shall, as to all Participating Employees, be August 1, 1988. The Plan, as amended, shall not adversely or beneficially affect any person not employed on the Effective Date.

         2.10 "Employee" shall mean any person employed by a Company who has been designated as a member of such Company's Executive Pay Group.

         2.11 "Employees' Retirement Plan" means the Public Service Company of New Mexico Employees' Retirement Plan, as amended from time to time.

         2.12 "Employer Company" means the Company employing the Employee who is a Participating Employee.

         2.13 "Executive Pay Group" means a management group of employees designated by the President of the Employer Company.

         2.14 "Joinder  Agreement"  shall mean a signed written  agreement by an
Employee  to   participate  in  the  Plan  in  a  -form  approved  by  the  Plan
Administrator.

         2.15 "Maximum Performance Credits" shall mean a total of thirty (30) Performance Credits.

         2.16 "Normal Retirement Benefit" means the Normal Retirement Benefit as defined in the Employees' Retirement Plan.

         2.17 "Normal Retirement Date" means the Normal Retirement Date as defined in the Employees' Retirement Plan.

         2.18 "Participating Employee" shall mean an Employee who, as of August 1, 1988, had met the eligibility requirements of Article 3 hereof, had executed a Joinder Agreement and had that Joinder Agreement accepted by the Plan Administrator.

         2.19 "Performance Credit" means credit earned toward accumulating Maximum Performance Credits.

         2.20 "Plan means the Public Service Company of New Mexico Accelerated Management Performance Plan as described herein or as hereafter amended.

         2.21 "Plan Administrator" means the person designated by the President of PNM as the Plan Administrator of the Plan.

         2.22 "Plan Year" means the fiscal year of the Company.

         2.23 "Service Bonus Plan" means the Public Service Company of New Mexico Service Bonus Plan, as amended from time to time.

         2.24 "Terminated Participant" means a Participating Employee who:

         2.24.1 Before accumulating Maximum Performance Credits and attaining his Early Retirement Date, ceases to be an employee of the Company.

         2.24.2 Before accumulating Maximum Performance Credits and attaining his Early Retirement Date, ceases to be a Participating Employee pursuant to a Resolution adopted by the Board of Directors.

         2.24.3 Dies prior to electing Early Retirement Benefit, Deferred Early Retirement Benefit or Normal Retirement Benefit under the Plan, or

         2.24.4 After accumulating Maximum Performance Credits, fails to elect an Early Retirement Benefit or Deferred Early Retirement Benefit for any reason other than deferral, at the specific invitation of the Board of Directors.

         2.25 "Year means the period of twelve (12) consecutive calendar months beginning on the first day of the month following the date an Employee became a member of the Executive Pay Group or any anniversary thereof.

         2.26 "Year of Service" means each Year of service as defined in the Employees' Retirement Plan.

                                    ARTICLE 3

                                   ELIGIBILITY

         3.01 Employees Eligible to Be Included in Plan. Only Employees now covered by the Plan are eligible to be Participating Employees. No additional Employees may be added to the Plan. A List of Eligible Employees now in the Plan is attached hereto as Exhibit A.

                                    ARTICLE 4

                                  PARTICIPATION

        4.01 Each Participating Employee will receive one (1) Performance Credit for each Year of Service plus additional Performance Credit for each Year in accordance with the following schedule:

Executive Pay
 Group Grade                   Additional Performance Credit for Each
   Level                                 Year of Membership
-------------     -----------------------------------------------------------
                     1985                                             1990
                  and prior    1986     1987     1988      1989     and after
                  ---------    ----     ----     ----      ----     ---------

One                 1.00       .80       .60      .40       .20        .00
Two                  .80       .64       .48      .32       .16        .00
Three                .60       .48       .36      .24       .12        .00
Four                 .40       .32       .24      .16       .08        .00

Performance Credits shall be calculated in monthly increments, on the basis of calendar months. For purposes of determining Years of membership in the Executive Pay Group, service for any part of a calendar month shall be considered one full month's credit.

         4.02 Performance Credits during an Authorized Leave of Absence shall be determined by the Plan Administrator, consistent with the Employee Retirement Income Security Act of 1974, as amended.

         4.03  No   additional   Performance   Credits   will  be  earned  by  a
Participating Employee after the occurrence of any of the following events:

         4.03.1 The death of the Participating Employee.

         4.03.2 The Participating Employee becoming a Terminated Participant.

         4.04 A Participating Employee who has accumulated the Maximum Performance Credits may, the specific invitation of the Board of Directors, defer electing an Early Retirement Benefit. In such event, the benefits available under this Plan will become payable under Article 5 upon expiration of the deferral period and election of an Early Retirement Benefit or a Deferred Early Retirement Benefit by the Employee.

                                    ARTICLE 5

                                    BENEFITS

         5.01 Benefit of Employee Prior to Accumulating Maximum Performance Credits.

         5.01.1 A Participating Employee, upon termination of employment after attaining his Early Retirement Date but prior to accumulating the Maximum Performance Credits, shall receive an annual benefit for his life in an amount equal to two percent (2%) times his Average Earnings times his Performance Credits, reduced, if he has not attained his Normal Retirement Date, by two and four-tenths percent (2.4) for each Performance Credit less than the Maximum Performance Credits, payable in monthly installments commencing the month in which his Early Retirement Benefit or Deferred Early Retirement Benefit commences and further reduced by the Employees' Early Retirement Benefit or Deferred Early Retirement Benefit, as the case may be, paid under the Employees' Retirement Plan.

         5.01.2 A Terminated Participant shall not receive a benefit under the Plan.

         5.02 Benefit of Employee Accumulating Maximum Performance Credits. A Participating Employee electing an Early Retirement Benefit or Deferred Early Retirement Benefit upon accumulating Maximum Performance Credits, in lieu of the benefit under Section 5.01 hereinabove, shall receive an annual benefit for his life in an amount equal to the percentage of Average Earnings in accordance with the following schedule, payable in monthly installments commencing the month in which his Early Retirement Benefit or Deferred Early Retirement Benefit commences:

      Maximum Performance                               Percentage of
    Credits Earned Prior to                           Average Earnings
-------------------------------              ----------------------------------

            01/01/86                                        65%
            01/01/87                                        64%
            01/01/88                                        63%
            01/01/89                                        62%
            01/01/90                                        61%
      On or after 01/01/90                                  60%

      The benefit  hereunder shall be reduced by the Employee's Early Retirement
Benefit  or  Deferred  Early  Retirement   Benefit  paid  under  the  Employee's
Retirement Plan.

         5.03 Method of Distribution: Notwithstanding any other provision of this Plan, the form of payment of benefits hereunder shall be the same as the form of payment of benefits selected by the Participant under the Employee's Retirement Plan. The payment of the Actuarial Equivalent of the life only benefit under the Plan shall relieve the Company of further obligation to such person under the Plan.

         5.04 Participating Employees Receiving Benefits. Participating Employees receiving benefits under the Plan as of the Effective Date of the Plan as amended, shall continue to receive benefits under the Plan in effect prior to the Effective Date of the restatement and amendment.

                                    ARTICLE 6

                               SOURCE OF PAYMENTS

         6.01 Unfunded Plan. The Plan is an unfunded, nonqualified plan. It is a condition of this Plan, and any Participating Employee herein expressly agrees to look solely to the Employer Company for the payment of benefits under the Plan. Such payments shall be made from funds provided under a trust established by the Employer Company, if any, and the general funds of such Employer Company. The Employee or any other person or persons having or claiming a right to payments hereunder shall rely solely on the unsecured promise of the Employer Company set forth herein. Nothing in this Plan shall be construed to give the Employee or any such person any right, title, interest, or claim in or to any specific asset, fund, reserve, account, or property of any kind whatsoever, owned by the Employer Company or in which the Employer Company may have any right, title or interest now or in the future or against any Company that is not the Employer Company. However, the Employee or any such person shall have the right to enforce a claim against the Employer Company in the same manner as any other unsecured creditor of the Employer Company.

         6.02 Company Liability. Each Employer Company shall create and credit to a special account on its books such amounts as may be necessary to effectuate and maintain the Plan on a sound actuarial basis. At its own discretion, an Employer Company may purchase such insurance or annuity contracts or other types of investments as it deems desirable in order to accumulate the necessary funds to provide for the future benefit payments under the Plan or may establish one or more trusts for such purpose. Notwithstanding anything to the contrary herein, an Employer Company shall be under no obligation to fund in advance the benefits provided under this Plan nor shall the investment of Employer Company funds credited to a special account established hereunder be restricted in any way and such funds shall be available for any purpose the Employer Company may choose, other than funds contributed a trust established by the Employer Company, if any.

                                    ARTICLE 7

                                   FORFEITURES

        7.01 Benefits Nonforfeitable. All benefits under Article 5 shall be nonforfeitable, except as provided in Section 7.02.

        7.02 Forfeitures for Cause. No benefits shall be payable to the Participating Employee if the Participating Employee fails to elect an Early Retirement Benefit or Deferred Early Retirement Benefit under the Plan upon attaining Maximum Performance Credits, except in the event of deferral of such election at the specific invitation of the Board of Directors.

                                    ARTTCLE 8

                               PLAN ADMINISTRATION

        8.01 Administration of Plan. The Board of Directors hereby vests the Plan Administrator with all powers and authority necessary to administer the Plan as herein provided, and with the authority to make such rules and regulations of uniform application as deemed necessary to carry out the provisions of the Plan. The Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any questions arising thereunder or in connection with the administration thereof. Any decision or action of the Plan Administrator shall be conclusive and binding upon all Participating Employees and Terminated Participants.

         8.02 Reliance on Reports and Certificates. The Plan Administrator may rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by an actuary, accountant, counsel or other person who may from time to time be employed or engaged for such purposes.

                                    ARTICLE 9

                            AMENDMENT AND TERMINATION

         9.01 General. The Board of Directors may at any time amend or terminate the Plan as to such Company, subject to the limitations set forth in section hereof. An amendment or termination shall have no effect upon any other Company until the Board of Directors of such other Company adopts the amendment or termination.

         9.02 Restrictions on Amendment or Termination. The Board of Directors, in terminating the Plan or amending the Plan to reduce benefits shall require such Company to:

         9.02.1 Continue to make payments to each Participating Employee receiving benefits or who has terminated employment and is entitled to receive benefits as if the Plan had not been amended or terminated.

         9.02.2 Pay all benefits theretofore accrued by each Participating Employee who has attained his Early Retirement Date at the date the Plan is terminated or amended to reduce benefits, when such Employee retires as if the Plan had not been amended or terminated, and

         9.02.3 Pay each Participating Employee, who has not attained his Early Retirement Date at the date the Plan is terminated or amended to reduce benefits, a benefit, payable when he retires, equal to his Deferred Early Retirement Benefit or Normal Retirement Benefit, for a period of months prior to his Deferred Early Retirement Date or Normal Retirement Date, as the case may be, equal to his Performance Credits in excess of his Years of Service at the date the Plan is terminated or amended to reduce benefits multiplied by twelve
(12).

         9.03 Successors to Business of Company. The obligation of an Employer Company under the Plan shall be binding upon any successor to the business of such Employer Company whether upon sale of all or substantially all of the assets of such Employer Company, merger, consolidation or similar reorganization. A Company shall not sell all or substantially all of its assets or participate in any merger, consolidation or similar reorganization as to which it is not the surviving entity unless the successor to the business of such Company or other surviving entity, by whatever form or manner resulting, shall continue the Plan as to it by executing an appropriate supplementary agreement; and such successor or surviving entity shall thereupon succeed to all the rights, powers and duties of such Company hereunder. The employment of any Employee who has continued in the employ of such successor or surviving entity shall not be deemed to have been terminated or severed for any purpose hereunder.

         9.04 Dissolution of a Company. In the event that a Company is dissolved or liquidated by reason of bankruptcy, insolvency or otherwise, without any provision being made for the continuance of this Plan by a successor to the business of such Company, the Plan shall be treated as terminated subject to the rights of Participating Employees of such Company to receive benefits hereunder as provided in Section 9.02, and the Actuarial Equivalent of such benefits, at the option of the person entitled thereto, shall be paid immediately in one lump sum, to the extent permitted by law.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.01 No Alienation. The benefits provided hereunder shall not be subject to alienation, assignment, pledge, anticipation, attachment, garnishment, receivership, execution or levy of any kind, including liability for alimony or support payments, and any attempt to cause such benefits to be subjected shall not be recognized, except to the extent as may be required by law.

         10.02 Appointment of Person to Receive Payment. If, within one (1) year after written notice from the Employer Company or the Plan Administrator mailed to any person entitled to a payment hereunder at such person's last known address as shown on the Employer Company's records, such person or a legal representative shall not have notified the Plan administrator in person or writing of his or her address, then the Plan Administrator may appoint one or more of the spouse, the blood relatives or the legal representative of such person to receive such amount, including any amount thereafter becoming due to such person (or such person's estate), in the proportions determined by the Plan Administrator. Any action of the Plan Administrator taken hereunder in good faith shall be conclusive and binding upon all persons.

        10.03 Incapacity of Payee. If the Plan Administrator determines that any person to whom a benefit is payable is legally incapacitated, the Plan Administrator may direct that any payment becoming due to such person (unless claim shall have been made therefor by a duly appointed legal representative) be applied for such person' s benefit, or paid to or applied for the benefit of such person's spouse, children, a parent or other blood relative, or paid to a person with whom such incompetent person resides, and any such payment or application so made shall be a complete discharge of the Employer Company's obligations.

        10.04 Construction and Governing Law. In any question or interpretation or other matter of doubt, the Plan Administrator and the Employer Company may rely upon the opinion of counsel for the Employer Company or any other attorney-at-law in the State of New Mexico designated by the Employer Company with the approval of the Board of Directors. The provisions of this Plan shall be construed, administered and enforced as a contract in accordance with the laws of the State of New Mexico.

        10.05 Entire Plan. The Plan established on January 14, 1981, and subsequently amended, restated and further amended, is now set forth herein and incorporated in one document with all changes, revisions and modifications merged herein.

       IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be adopted as of this 16th day of August 1988.

                                       PUBLIC SERVICE COMPANY OF
                                            NEW MEXICO


                                       By  /s/ J. D. Geist
                                       ----------------------------------------
                                             Jerry D. Geist
                                             Chairman and President

ATTEST:


/s/  J. B. Mulcock, Jr.
-----------------------------------
Secretary

                                       MEADOWS RESOURCES, INC.


                                       By  /s/ James F. Jennings, Jr.
                                       ----------------------------------------
                                             James F. Jennings, Jr.
                                             President and
                                             Chief Executive Officer

ATTEST:


-----------------------------------
Secretary
                                       PARAGON RESOURCES, INC.


                                       By  /s/ J. L. Wilkins
                                       ----------------------------------------
                                       Its  President
                                       ----------------------------------------

ATTEST:


/s/  J. B. Mulcock, Jr.
-----------------------------------
Secretary

                                       SUNBELT MINING COMPANY, INC.


                                       By  /s/ A. J. Robison
                                       ----------------------------------------

                                       Its  President
                                       ----------------------------------------

ATTEST:


/s/ J. B. Mulcock, Jr.
-----------------------------------
Secretary

                                    EXHIBIT A

                                  COMPANY: ESBU

Donald A. Begley
Garth Boyce
Larry Edwards
William M. Eglinton
Eugene W. Fisher
Jerry L. Godwin
Patrick J. Goodman
George W. Gorman
Ronald H. Hallford
Dennis E. Hines
Edward A. Jeffers
Olin A. Kane
Edward L. King
Edward D. Kist
Edwin A. Kraft
Robert E. Lowry
Alfonso R. Lujan
Jack D. Maddox
Richard L. Martinez
Martha A. McDonald
Ronald F. Mershon
William J. Moye
John P. Ortiz
Terry L. Othick
Daniel J. Peck
Don Pierce
Billy H. Ransdell
Lawrence D. Ratliff
Gary R. Sloman
Michael C. Slota
Jeffry E. Sterba
Dale E. Stolz
Larry D. Sullivan
David K. Summers
Charles Thompson
Frank M. Van Gundy
William R. Watson
Jack L. Wilkins
Ellen A. Wilson
Robert M. Wilson
William C. Wygant
Ely Yao

                                COMPANY: PARAGON
Alfred C. Underwood

                                COMPANY: SUNBELT
Terry Bauer
Martin A. Clifton
Charles E. Hunter


                                COMPANY: MEADOWS

Bruno E. Carrara
James F. Jennings, Jr.
Charlie R. Mollo
Roger C. Rankin
John H. Von Rusten


                                  COMPANY: GCNM

John T. Ackerman
Richard A. Jordan
Ted H. Morse
Henry 0. Pocock

                               COMPANY: CORPORATE

John P. Bundrant
Jerry D. Geist
Billy D. Lackey
Mitchell J. Marzec
James B. Mulcock, Jr.
Joellyn K. Murphy
Robert S. Murray
Fred L. O'Cheskey
Albert J. Robison
David P. Rusk
John H. Smalley
Robert B. Starnes
Tom C. Wray